Disposition	12 Months Ended
Dec. 31, 2019
Discontinued Operations and Disposal Groups [Abstract]
Disposition	DISPOSITION

On April 16, 2019, Fortis sold its 51% ownership interest in the 335-megawatt Waneta Expansion for proceeds of $995 million. A gain on disposition of $577 million ($484 million after tax), net of expenses, was recognized in the Corporate and Other segment, and the related non-controlling interest has been removed from equity. Refer to Note 15 for use of proceeds.

Up to the date of disposition, the Waneta Expansion contributed $17 million to earnings before income tax expense, excluding the gain on disposition (December 31, 2018 - $54 million), of which Fortis' share was 51%.